John Hancock Variable Insurance Trust

Supplement dated August 25, 2017

to the Statement of Additional Information (the “SAI”) dated May 1, 2017

The following paragraph is added under “Policy Regarding Disclosure of Portfolio Holdings.”

JHVIT Portfolio Holdings Posted on Websites. The portfolio holdings of Money Market Trust are posted on its website, as described above. The holdings of each JHVIT fund other than Money Market Trust will be posted to the website listed below no earlier than 15 days after each calendar month end. These holdings will remain on the website for six months.

www.jhannuities.com/media/JHVIT_Holdings.xlsx

With respect to each fund, all of its portfolio holdings are also filed quarterly with the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund’s fiscal year. These reports are available at www.sec.gov.

You should read this Supplement in conjunction with the SAI and retain it for future reference.